EXHIBIT 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k)(1) under the Securities Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a
Schedule 13D (including amendments thereto) with respect to the Common Stock of Norland Medical Systems, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this 9th day of April, 1999.

                                        NORLAND MEDICAL SYSTEMS B.V.

                                        By:/s/ Reynald G. Bonmati
                                           -------------------------------------
                                               Reynald G. Bonmati
                                               Managing Director


                                        NORLAND PARTNERS, L.P.
                                        By:  Novatech Management Corporation
                                               General Partner

                                        By:/s/ Reynald G. Bonmati
                                           -------------------------------------
                                               Reynald G. Bonmati
                                               President


                                        NOVATECH MANAGEMENT CORPORATION

                                        By:/s/ Reynald G. Bonmati
                                           -------------------------------------
                                               Reynald G. Bonmati
                                               President


                                        BONES, L.L.C.

                                        By:/s/ Reynald G. Bonmati
                                           -------------------------------------
                                               Reynald G. Bonmati
                                               Managing Member